                 AMENDED AND RESTATED SECURED PROMISSORY NOTE

$566,628.00                                               Stamford, Connecticut
                                                                  April 3, 1998

       FOR VALUE RECEIVED, Gerhard Ehninger, with an address at c/o Deutsche Knochenmarkspenderdatei GmbH, Postfach 1405, 72004 Tubingen, Germany, (the "MAKER"), unconditionally promises to pay to INTERNATIONAL SUPPORT FOR BONE MARROW DRIVES, LTD., a North Carolina corporation with offices at 550 West Avenue, Stamford, Connecticut 06902 ("PAYEE"), at such office or such other place as Payee may designate in writing, the principal sum of FIVE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED TWENTY-EIGHT AND 00/100 DOLLARS ($566,628.00), together with interest in arrears thereon from the date hereof at the rate of eight percent (8.0%) per annum upon the whole of said principal sum remaining from time to time unpaid. Maker promises to pay the principal and interest on this Note on demand after March 31, 2004 or at such earlier time provided herein (the "MATURITY DATE"). Notwithstanding references therein to the amount owed, this Note is secured by a pledge of 50,000 shares of common stock of Lifecodes Corporation ("LIFECODES"), all as set forth in a Stock Pledge Agreement of even date herewith (the "PLEDGE AGREEMENT") between Maker and Payee. This Note shall be non-recourse, other than any rights to proceed against such collateral, which shall be the sole source of repayment hereunder.

       Interest shall accrue, compounded monthly, on the unpaid principal and interest due hereunder, provided, payment shall be made only on the Maturity Date or at such time expressly provided in Section 1 hereof. All payments shall be applied first to the payment of reasonable costs, expenses and attorneys' fees incurred by Payee as set forth herein, if any, then to the payment of interest on the unpaid principal of this Note and the balance on account of the principal of this Note, with any excess proceeds from collateral being payable to Maker.

       1. (a) If Lifecodes common stock is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and an Event of Default (as defined herein) occurs, Payee can, if payment is not made within ten (10) days after such Event of Default, thereupon take title to all collateral under the Pledge Agreement and such collateral shall be applied against amounts due under this Note at a valuation equal to the "Fair Market Value" of a share of common stock of Lifecodes on the date of such Event of Default multiplied by the applicable number of shares. "FAIR MARKET VALUE" as of a specified date for the purposes of this Note shall mean the closing price of a share of Lifecodes common stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market during the five (5) day period immediately preceding the date as of which Fair Market Value is being determined or on the next preceding five (5) days on which such high bid and low asked prices were recorded.

       (b) If Lifecodes common stock is not registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and an Event of Default (as defined herein) occurs, Payee can, if payment is not made within ten (10) days after receipt of the appraisal described below, thereupon take title to all collateral under the Pledge Agreement and such collateral shall be applied against amounts due under this Note at a valuation equal to the "NON-PUBLIC FAIR MARKET VALUE" of a share of common stock of Lifecodes on the date of such Event of Default multiplied by the applicable number of shares. For the purpose of determining the "Non-Public Fair Market Value", the value of each share of Lifecodes common stock shall be determined by Deloitte & Touche LLP or another nationally recognized accounting firm selected by Payee (the "APPRAISER"), which appraisal shall be final and binding on the parties and shall be completed not later than 60 days after the Event of Default. The Appraiser shall determine the fair market value of the Lifecodes common stock by determining the value of Lifecodes as a going concern and dividing such sum by the number of shares of common stock of Lifecodes outstanding on a fully diluted basis; provided, however, for purposes of this Note the value shall not be less than $9.80 per share. The Appraiser shall promptly notify Payee and Maker in writing of such determination. Payee and Maker shall share equally the costs of the appraisal.

       2. The principal and accrued interest amounts due under this Note shall be reduced as follows:

       For each quarter commencing in the 37th month following the date of this Note (i.e. months 37-39, months 40-42, etc.), the principal and interest reduction, if any, shall be based upon the number of Applicable Samples generated, as set forth in the following chart:

         Applicable Samples                      Forgiveness Amount
         ------------------                      ------------------
         Over 22,500                             $50,000
         20,001-22,500                           $45,000
         17,501-20,000                           $40,000
         15,001-17,500                           $30,000
         12,500-15,000                           $25,000
         Under 12,500                            $0

       Any amounts forgiven shall be determined in good faith by Payee and the amounts of any forgiveness shall be appended to this Note and shall become a part thereof.

       For purposes of this Section 2, "Applicable Samples" shall mean typing requests or buccal swab samples for bone marrow testing obtained or sent directly by Payee or its agents to laboratories owned or designated by Payee or Lifecodes from sources outside the United States, including samples sent by Payee to Medical Molecular Diagnostics GmbH of Dresden, Germany.

       3. Maker agrees to pay all personal taxes or duties levied or assessed against Payee on account of this Note (other than taxes on the interest income to Payee arising from this Note).

Maker further agrees to pay all reasonable out-of-pocket costs, expenses and attorneys' fees incurred by Payee in any proceeding for the collection of the debt evidenced hereby, or upon the happening of a default as provided for in this Note.

       4.   There shall be an "EVENT OF DEFAULT": (i) if Maker defaults for ten
(10) days in making any scheduled payment of principal or interest on this Note, or any other required payment under this Note, as the same become due, or (ii) if an order for relief is sought by or against Maker or any guarantor under the Federal Bankruptcy Code or acts amendatory thereof or supplemental thereto or under any statute either of the United States or any state or foreign jurisdiction in connection with insolvency or reorganization or for the appointment of a receiver or trustee for all or a portion of Maker's or any guarantor's property, and any such order for relief, receiver or trustee is not withdrawn, dismissed, discharged, or removed within sixty (60) days, except for any order sought or consented to by the Maker or any guarantor, in which case the event of default shall be immediate, or (iii) if an assignment of Maker's or any guarantor's property is made for the benefit of creditors, or (iv) if Maker or any guarantor declares in writing its inability to pay debts as they come due. Except as expressly provided herein, upon the occurrence of an Event of Default, the entire principal sum with accrued interest thereon due under this Note shall, at the option of Payee, become immediately due and payable and Payee may proceed to exercise any rights and remedies Maker has under this Note or at law, in equity or otherwise. No failure to exercise such option shall be deemed to be a waiver on the part of Payee of the right to exercise the same in the event of any subsequent Event of Default.

       5. Maker shall have the right to prepay this Note in whole or in part at any time, without penalty.

       6. Maker and each and every endorser, guarantor, and surety of this Note and all others who may become liable for all or any part of this obligation do hereby waive diligence, demand, presentment for payment, protest, notice of protest and notice of non-payment of this Note, and do hereby consent to any number of renewals or extensions of the time of payment hereof and of the time for advances, if any, and agree that any such renewals or extensions may be made without notice to any of said parties and without affecting their liability herein, all without affecting the liability of the other persons, firms or corporations liable for the payment of this Note.

       7. MAKER ACKNOWLEDGES THAT THIS NOTE AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL BUSINESS TRANSACTED WITHIN THE STATE OF CONNECTICUT. IN THE EVENT OF ANY LEGAL ACTION BETWEEN MAKER AND PAYEE HEREUNDER, MAKER HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE, PRIOR HEARING AND ANY OTHER RIGHTS HE MAY HAVE UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED OR SUPPLEMENTED, OR OTHER STATUTE OR STATUTES, STATE OR FEDERAL, AFFECTING PREJUDGMENT REMEDIES, AND PAYEE MAY INVOKE ANY

PREJUDGMENT REMEDY AVAILABLE TO IT WITH REGARD TO THE COLLATERAL, TO ENFORCE THE PROVISIONS OF THIS NOTE, WITHOUT GIVING MAKER ANY NOTICE OR OPPORTUNITY FOR A HEARING.

       ADDITIONALLY, MAKER AND PAYEE HEREBY EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, DEFENSE, COUNTERCLAIM, CROSSCLAIM AND/OR ANY FORM OF PROCEEDING BROUGHT IN CONNECTION WITH THIS NOTE OR RELATING TO ANY INDEBTEDNESS EVIDENCED HEREBY AND/OR ANY COLLATERAL NOW OR HEREAFTER SECURING THIS NOTE.

       8. This Note has been made and delivered in the State of Connecticut and shall be construed and enforced under and in accordance with the laws of the State of Connecticut.

       9. This Note replaces in its entirety the Secured Promissory Note also dated April 3, 1998 from the Maker to the Payee in the amount of $632,072.14.

                         [Next page is signature page]

       IN WITNESS WHEREOF, Maker has hereunto set Maker's hand as of the 3rd day of April, 1998.



                                            /s/ Gerhard Ehninger
                                            -----------------------------------
                                            Gerhard Ehninger